Exhibit 99.1

Arch Therapeutics, Inc.

235 Walnut Street, Suite 6

Framingham, Massachusetts

June 23, 2015

VIA E-MAIL

To:	Addressees on Schedule I

Re:	Amendment to Series A Warrants and Series C Warrants to Purchase Common Stock

To whom it may concern:

You are receiving this notice (this “Notice”) in your capacity as a registered Holder (a “Holder”, and all Holders, collectively, the “Holders”) of the Series A Warrants and/or Series C Warrants (each as defined in the SPA (as defined below) and together, the “Warrants”) of Arch Therapeutics, Inc., a Nevada corporation (the “Company”), that were issued in connection with that certain Securities Purchase Agreement, dated as of January 30, 2014, among the Company and the investors listed on the Schedule of Buyers thereto (the “SPA”). Capitalized terms not otherwise defined in this Notice shall have the meaning given to them in the Series A Warrants and Series C Warrants.

Pursuant to Section 8 of the Series A Warrants and Series C Warrants, the Company hereby provides notice that June 22, 2015 (the “Amendment Execution Date”), the Company entered into that certain Amendment to Series A Warrants and Series C Warrants to Purchase Common Stock, dated as of the Amendment Execution Date, with Cranshire Capital Master Fund, Ltd. (the “Warrant Amendments”). A copy of the Warrant Amendments is attached hereto as Exhibits A.

Under the terms and conditions of the Warrant Amendments, the (i) anti-dilution provisions set forth in Section 2(b) of the Series A Warrants and Series C Warrants were terminated effective as of the Amendment Execution Date; (ii) the expiration date of the Series C Warrants was extended from 5:00 p.m., New York time, on July 2, 2015 to 5:00 p.m., New York time, on July 2, 2016; and (iii) subject to each Holder’s execution and delivery to the Company of an investor certificate substantially in the form attached as Exhibit A to the Warrant Amendments (an “Investor Certificate”), the Company shall issue to the Holders an aggregate total of 570,000 shares of Common Stock (the “Inducement Shares”) in direct proportion to the amount invested by each Holder (or such Holder’s predecessor or assignor, as applicable) under the SPA, and as set forth in Exhibit B to the Warrant Amendments.

To receive your allocation of the Inducement Shares, please complete and deliver to the Company a completed Investor Certificate at your earliest convenience.

[Signature Page Follows]

Very truly yours,

ARCH THERAPEUTICS, INC.

By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D.
Title: President, Chief Executive Officer

SCHEDULE I

Holders

Cranshire Capital Master Fund, Ltd.

c/o Cranshire Capital Advisors, LLC

3100 Dundee Road, Suite 703

Northbrook, IL 60062

Attn: Mitchell P. Kopin

Facsimile: (847) 562-9031

E-mail: notices@cranshirecapital.com

Intracoastal Capital LLC

245 Palm Trail

Delray Beach, Florida 33483

Attn: Mitchell Kopin/Keith Goodman

Facsimile: (847) 562-9031

E-mail: mkopin@cranshirecapital.com and kgoodman@cranshirecapital.com

Anson Investments Master Fund, Ltd.

111 Peter Street, Suite 904

Toronto, Ontario M5V 2H1

Canada

Attn: Amin Nathoo, Moez Kassam

E-mail: anathoo@ansonfunds.com

Capital Ventures International

c/o Heights Capital Management

101 California Street, Suite 3250

San Francisco, CA 94111,

Attn: Sam Winer, Martin Kobinger

E-mail: sam.winer@sig.com

Heng Hong Ltd.

Rams Office Complex

Stoney Grove, Box 822

Charlestown, Nevis

St. Kitts & Nevis, West Indies

Attn: Dan McAllister, Daniel MacMullin

E-mail: dmacmullin@ifgnevis.com

Punit Dhillon

11220 Corte Belleza

San Diego, CA 92130

Attn: Punit Dhillon

E-mail: pdhillon@idhillon.com

Ocean Creation Investments Ltd.

65 Chulia Street, #41-02

Singapore 049513

Attn: Norman Winata

E-mail: norman@lucrumcapital.com.sg

Ong Kim Kiat

4 Sunrise Drive

Singapore 806507

Attn: Ong Kim Kiat

E-mail: drkkong@yahoo.com

Karmdeep and Harpreet Bains

925 Woodridge Court

Yuba City, CA 95993

Attn: Karmdeep Bains

E-mail: karmbains1@comcast.net

Greenberg Traurig, LLP

77 W. Wacker Drive, Suite 3100

Chicago, Illinois 60601

Facsimile: (312) 456-8435

E-mail addresses:	liebermanp@gtlaw.com
mazurt@gtlaw.com
Attention:	Peter H. Lieberman, Esq.
Todd A. Mazur, Esq.

EXHIBIT A

Warrant Amendments

AMENDMENT TO SERIES A WARRANTS AND SERIES C WARRANTS TO PURCHASE COMMON STOCK

This Amendment to Series A Warrants and Series C Warrants to Purchase Common Stock (the “Amendment”) by and between Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and Cranshire Capital Master Fund, Ltd. (“Cranshire”) is made as of June 22, 2015 (the “Effective Date”).

RECITALS

WHEREAS, on January 30, 2014, the Company entered into that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors named on the Schedule of Buyers attached thereto (collectively, the “Holders”) pursuant to which, among other things, the Company issued to the Holders shares of Common Stock (as defined in the Series A Warrants and Series C Warrants (each as defined in the Securities Purchase Agreement)) and the Series A Warrants and Series C Warrants;

WHEREAS, Section 2(b) of the Series A Warrants and Series C Warrants provides that upon certain issuances or sales or deemed issuances or sales of shares of Common Stock for a consideration per share (the “New Issuance Price”) at less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (a “Dilutive Issuance”), the Exercise Price in effect immediately prior to such Dilutive Issuance shall be reduced to an amount equal to the New Issuance Price (the “Anti-Dilution Adjustment Provision”);

WHEREAS, the Expiration Date of the Series C Warrants is 5:00 p.m., New York time, on July 2, 2015;

WHEREAS, Section 9 of the Series A Warrants and Series C Warrants provides that the provisions of the Series A Warrants and Series C Warrants may be amended only with the written consent of the Company and the Significant Buyers (as defined in the Securities Purchase Agreement);

WHEREAS, Cranshire is the only Significant Buyer;

WHEREAS, the Company and Cranshire, in its capacity as the only Significant Buyer, now wish to amend (i) the Series A Warrants and Series C Warrants to terminate the Anti-Dilution Adjustment Provision; and (ii) the Series C Warrants to extend the Expiration Date, in each case on the terms and conditions set forth herein (collectively, the “Warrant Amendments”); and

WHEREAS, in consideration for Cranshire entering into the Warrant Amendments, the Company has agreed to offer to issue to the Holders or their successors and assigns, as applicable, the Inducement Shares (as defined below), on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the Parties hereby agree as follows:

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1.	Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meaning given to them in the Series A Warrants and Series C Warrants.

2.	Amendments to Series B Warrants.

a.	Section 2(b). Section 2(b) to the Series A Warrants is hereby deleted in its entirety and replaced with the following as of the Effective Date:

“(b)     [Reserved]”

3.	Amendments to Series C Warrants.

a.	Section 2(b). Section 2(b) to the Series C Warrants is hereby deleted in its entirety and replaced with the following as of the Effective Date:

“(b)    [Reserved]”

b.	Section 16(h). Section 16(h) of the Series C Warrants is hereby deleted in its entirety and replaced with the following as of the Effective Date:

“(h)    “Expiration Date” means 5:00 p.m., New York time, on July 2, 2016.”

4.	Inducement Shares. In consideration for Cranshire entering into the Warrant Amendments, and subject to each Holder’s (or such Holder’s successors or assigns, as applicable) execution and delivery to the Company of an investor certificate, substantially in the form attached hereto as Exhibit A (an “Investor Certificate”), the Company shall issue to the Holders or their successors and assigns, as applicable, an aggregate total of 570,000 shares of Common Stock (the “Inducement Shares”) in direct proportion to the amount invested by such Holders under the Securities Purchase Agreement. The allocation of the Inducement Shares, is set forth on Exhibit B hereto.

5.	Representations and Warranties of the Company. The Company represents and warrants to Cranshire that:

a.	After giving effect to the Amendment, the Warrant Shares shall remain eligible for resale under the Company’s resale registration statement on Form S-1 (File Number 333-194745) that became effective July 2, 2014.

b.	The Company has the requisite power and authority to enter into and perform its obligations under this Amendment and to issue the Inducement Shares in accordance with the terms hereof. The execution and delivery of this Amendment by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Inducement Shares) have been duly authorized by the Company’s board of directors and (other than the filing with the SEC of a Current Report on Form 8-K to disclose the transactions contemplated hereby and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body. This Amendment has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with it terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

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c.	The issuance of the Inducement Shares are duly authorized and, upon issuance in accordance with the terms of the Amendment, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock with respect to the Inducement Shares issued to such holder hereunder.

d.	The execution, delivery and performance of the Amendment by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Inducement Shares) will not (i) result in a violation of the Company’s articles of incorporation (including, without limitation, any certificates of designation contained therein) or other organizational documents of the Company or any of its subsidiaries, any capital stock of the Company, or bylaws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, federal and state securities laws and regulations and the rules and regulations of the OTCQB tier of the OTC Marketplace applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) above, for such conflicts, defaults or rights that could not reasonably be expected to have a any material adverse effect on the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any subsidiary, either individually or taken as a whole.

6.	Miscellaneous. To the extent that there are any inconsistencies between the terms of any Series A Warrant or Series C Warrant and the terms of this Amendment, the terms of this Amendment shall prevail in effect. This Amendment may be executed by the Parties in counterparts and may be executed and delivered by facsimile or other means of electronic communication and all such counterparts, taken together, shall constitute one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment. It is expressly understood and agreed that (i) this Amendment shall be a Transaction Document and (ii) the Transaction Documents are hereby amended to give full force and effect to the transactions contemplated by this Amendment. Except as otherwise expressly provided herein, (1) the Series A Warrants and Series C Warrants and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date (A) all references in the Series A Warrants and Series C Warrants to “this Warrant,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Series A Warrants and Series C Warrants shall mean the Series A Warrants and Series C Warrants as amended by this Amendment, (B) all references in the other Transaction Documents to the “Warrants,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Series A Warrants and Series C Warrants shall mean the Series A Warrants and Series C Warrants as amended by this Amendment and (C) all references in Transaction Documents to the “Transaction Documents,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Transaction Documents shall mean the Transaction Documents as amended by this Amendment and (2) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power, benefit or remedy of any Holder under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document and all of them shall continue in full force and effect, as amended or modified by this Amendment. The Company shall, on or before 8:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Amendment in the form required by the 1934 Act and attaching this Amendment.

[signature page follows]

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IN WITNESS WHEREOF, Cranshire and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

ARCH THERAPEUTICS, INC.

By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D
Title: President, Chief Executive Officer

SIGNIFICANT BUYER:

CRANSHIRE CAPITAL MASTER FUND, LTD.

By: Cranshire Capital Advisors, LLC
Its: Investment Manager

/s/ Keith Goodman
By: Keith Goodman
Its: Authorized Signatory

Exhibit A

Form of Investor Certificate

Arch Therapeutics, Inc.

235 Walnut St., Suite 6

Framingham, MA 01702

Ladies and Gentlemen:

Reference is made to that certain Amendment to Series A Warrants and Series C Warrants to Purchase Common Stock (the “Amendment”) by and between Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and Cranshire Capital Master Fund, Ltd. dated as of June 22, 2015 (the “Amendment”). Capitalized terms not otherwise defined in this Investor Certificate shall have the meaning given to them in the Amendment.

As a condition to receiving the undersigned’s allocation of the Inducement Shares in accordance with the Amendment and as set forth on Exhibit B thereto (the “Allocation Schedule”), the undersigned hereby represents and warrants to the Company as follows:

1.	The undersigned was not contacted for purposes of acquiring the Inducement Shares through use of any form of general or public advertising, such as media, public seminars or presentations, the Internet, or other means generally available to the public.

2.	The undersigned is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Inducement Shares. The undersigned is acquiring the Inducement Shares for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the the Securities Act of 1933, as amended (the “1933 Act”). The undersigned is an “accredited investor” as that term is defined in Securities and Exchange Commission Rule 501(a) of Regulation D.

3.	The undersigned understands that the Inducement Shares (i) have not been registered under the 1933 Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the truth and accuracy of the undersigned’s representations and warranties set forth herein; and (ii) shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

4.	The undersigned further understands that the Inducement Shares must be held indefinitely unless subsequently registered under the 1933 Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

5.	The undersigned is aware of the provisions of Rule 144, promulgated under the 1933 Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things, the availability of certain public information about the Company and the resale occurring not less than six (6) months after the party has purchased and paid for the securities to be sold.

6.	The undersigned further understands that at the time its wishes to sell Inducement Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not have filed all reports and other materials required under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, other than certain Form 8-K reports, during the preceding 12 months, and that, in such event, because the Company used to be a “shell company” as contemplated under Rule 144(i), Rule 144 will not be available to the undersigned.

7.	The undersigned further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the 1933 Act, compliance with Regulation A, or some other registration exemption will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Investor Certificate to be duly executed as of the date set forth below.

[HOLDER]

By:
Name:
Title:
Date:

Exhibit B

Allocation of Inducement Shares

	Amount Invested Under the Securities Purchase Agreement		Inducement Shares to be Issued Pursuant to the Amendment
Warrant Holder	Dollars	% of Total	Shares	% of Total
Cranshire Capital Master Fund, Ltd.	$800,000	28.07%	160,000	28.07%
Intracoastal Capital LLC*	$200,000	7.02%	40,000	7.02%
Anson Investments Master Fund, Ltd.	$500,000	17.54%	100,000	17.54%
Capital Ventures International	$500,000	17.54%	100,000	17.54%
Heng Hong Ltd	$525,000	18.42%	105,000	18.42%
Punit Dhillon**	$175,000	6.14%	35,000	6.14%
Ocean Creation Investments Limited	$50,000	1.75%	10,000	1.75%
Ong Kim Kiat	$50,000	1.75%	10,000	1.75%
Karmdeep & Harpreet Bains	$50,000	1.75%	10,000	1.75%
Total	$2,850,000	100.00%	570,000	100.00%

* Assignee of Equitec Specialists, LLC

** Assignee of 0903746 B.C. Ltd